--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 22, 1997

We welcome this opportunity to present you with the annual report for The Hyperion Total Return Fund, Inc. (the 'Fund') for its fiscal year ended November 30, 1996. The Fund's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTR'.

DESCRIPTION OF THE FUND

The Fund is a diversified closed-end investment company. The Fund's investment objective is to attempt to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities.

MARKET ENVIRONMENT

The fixed income market continues to be volatile in reaction to short-term changes in economic activity. In September, the market began a decline in interest rates which resulted in a 100 basis point decrease, only to increase by 50 basis points in December. The cause of the volatility in interest rates is the large variable swings in quarter to quarter economic activity. Economic growth, recorded at 4.7% in the second quarter, fell to 2.1% in the third quarter, only to rebound back to a projected 4.0% in the fourth quarter. The market's perception of the correlation of economic growth and its impact on inflation and monetary policy is the primary cause of the large swings in interest rates.

Over the long-term, we foresee a stable to lower interest rate environment in the fixed income securities market. Our outlook includes continued improvements in fiscal policy in reducing the budget deficit, favorable demographic trends that should lead to increased savings and a reduction in economic activity, and favorable global inflationary trends especially in Europe where monetary union should keep inflation in check. The fixed income market should do reasonably well under the slow economic growth and low inflation conditions we see ahead.

PORTFOLIO PERFORMANCE AND STRATEGY

Hyperion Capital Management, Inc., (the 'Advisor') has been innovative in security selections in order to provide investors with the best optimal risk return profile. Since our last report we have reduced our exposure to sectors of the fixed income market that we feel are subject to prepayment pressures such as Planned Amortization Class Interest Only Securities, home-equity asset-backed securities and non-agency sequential Collateralized Mortgage Obligations. In recent months we have seen increasing relative value opportunities in some newer sectors of the market which include emerging market debt and credit sensitive asset-backed securities. The Advisor is active in both the domestic and international asset-backed securities markets and will begin a pilot program to invest up to 3.5% of the portfolio in Brady Bonds subject to final authorization by the Fund's Board of Directors. Such investments are currently permitted by the Fund's investment guidelines and restrictions. Brady Bonds represent a portion of the country specific collateralized debt of

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THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)

--------------------------------------------------------------------------------
some emerging market countries. These bonds are structured using emerging market export cash flows and have principal defeased with U.S. Treasury zero coupon bonds. Our allocation to newer, more favorable sectors of the fixed income markets early in their development has allowed us to provide investors with a high monthly dividend while still maintaining a high weighted average credit quality.

The performance of HTR continues to be comparable or better than similar closed-end fixed income Funds. The Fund's total return for the six and twelve month periods ending November 30, 1996 were 11.17% and 9.73%, respectively. Total investment return is computed based upon the change in Net Asset Value of the Fund's shares and includes reinvestment of dividends. The current monthly dividend the Fund pays its shareholders is $0.0750 per share. The current yield of 9.60% on shares of the Fund is based on the NYSE closing price of $9.375 on November 29, 1996. This yield was 355 basis points above the yield on the 10-Year Treasury Note which was competitive when compared to other multisector-bond funds in its category. The current average duration (duration measures a bond portfolio's price sensitivity to interest-rate changes) of the Fund is approximately 5.7 years.

The chart that follows shows the allocation of the Fund's holdings by asset category on November 30, 1996.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)

--------------------------------------------------------------------------------

                      THE HYPERION TOTAL RETURN FUND, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1996*

                              [PASTE UP PIE CHART]


U.S. Treasury Obligations  28.0%
Asset-Backed Securities  22.7%

Subordinated Collateralized Mortgage Obligations  18.5%
U.S. Government Agency Collateralized Mortgage Obligations  10.6%
Commercial Collateralized Mortgage Obligations  10.4%
U.S. Government Agency Pass-Through Certificates  5.6%
Corporate Obligations  4.1%
Repurchase Agreement  0.1%

           *As a percentage of total investments.

CONCLUSION

Hyperion Capital Management as the Fund's Advisor commits to its shareholders to continue to actively seek out significant investment opportunities, and act on them in a timely fashion. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund so that it achieves its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support.

Sincerely,



CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.



KENNETH C. WEISS
Director & Senior Vice President,
The Hyperion Total Return Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.



JOHN N. DUNLEVY
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS
November 30, 1996

                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--62.4%
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES--7.9%
Federal National Mortgage
  Association
                               7.04%     07/01/06       $   6,978  $  7,207,974
                               7.17      09/01/06           6,097     6,342,019
                               8.00      10/01/26           6,940     7,133,184
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $20,204,472)                                               20,683,177
                                                                   ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)--15.0%
Federal Home Loan Mortgage
  Corporation
  Series 1643, Class PH,
    PAC                        5.75      07/15/23          12,000@   11,411,250
  Series 1839, Class A,
    PAC                        6.50      07/15/17          12,526@   12,622,183
  Series 1659, Class SD        8.50+     01/15/09           2,234     2,194,639
  Series 1565, Class L         9.00+     08/15/08           2,066     2,095,382
  Series 1469, Class I         9.01+     03/15/00           2,184     2,240,939
  Series 1587, Class SF        9.29+     05/15/08             928       941,485
                                                                   ------------
                                                                     31,505,878
                                                                   ------------
Federal National Mortgage
  Association
  Series 1994-12, Class SD     8.75+     01/25/09             849       842,280
  Series 1993-160, Class
    SD                         8.90+     09/25/23           2,269     2,144,487
  Series 1993-170, Class
    SC                         9.00+     09/25/08           4,612     4,695,338
                                                                   ------------
                                                                      7,682,105
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (REMICS)
  (Cost - $38,445,551)                                               39,187,983
                                                                   ------------
U.S. TREASURY OBLIGATIONS--39.5%
  U.S. Treasury Notes          6.13      03/31/98          10,000@   10,076,562
                               6.25      04/30/01          10,000@   10,156,250
                               6.25      10/31/01           6,500     6,600,548

                               6.50      08/31/01          21,000@   21,538,125
                               6.50      10/15/06           6,000@    6,180,000
                               6.88      05/15/06           5,000@    5,271,875
                               7.00      07/15/06          10,000@   10,634,375
                               7.75      01/31/00          15,000@   15,846,090
                               7.88      11/15/04          15,000@   16,710,937
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost - $99,395,739)                                              103,014,762
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $158,045,762)                                             162,885,922
                                                                   ------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1996
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--32.0%
  Aegis Auto Receivables
    Trust
    Series 1996-3, Class C    11.10%     03/20/02       $ 2,200(a) $  2,197,938
    Series 1996-2, Class C    11.65      01/20/02           974(a)      981,895
    Series 1996-1, Class C    12.14      10/20/01         1,649(a)    1,668,739
                                                                   ------------
                                                                      4,848,572
                                                                   ------------
  Associates Manufactured
    Housing Pass-Through
    Certificates
    Series 1996-2, Class
    B1                         7.20      06/15/27         2,000       2,004,063
                                                                   ------------
  Autobond Receivables
    Trust
    Series 1996-A, Class B    15.00      01/15/02         1,647(a)    1,647,265
    Series 1996-B, Class B    15.00      04/15/02         1,813(a)    1,813,216
                                                                   ------------
                                                                      3,460,481
                                                                   ------------
  Bankers Trust Company
    Mortgage Investors
    Trust
    Series 1996-S1, Class
    E                         10.25      12/01/06         3,000(a)    2,949,375
                                                                   ------------
  Contimortgage Home
    Equity Loan Trust
    Series 1996-4, Class
    A9                         6.88      01/25/28         3,500       3,510,938
                                                                   ------------
  Financial Asset
    Securities
    Corporation, Inc.
    Series 1996-1, Class B    10.00      11/15/01         3,109(a)    3,099,691
    Series 1996-A, Class C    11.91      09/10/01         1,343(b)    1,354,903
    Series 1995-A, Class D    30.00      12/10/00         2,324(b)    1,929,121
                                                                   ------------
                                                                      6,383,715
                                                                   ------------
  Franchise Loan
    Receivables Trust

    Series 1995-B, Class A     9.63      01/25/11         5,336(a)    5,872,432
    Series 1995-B, Class C     9.63      01/25/11         4,207(a)    3,841,517
                                                                   ------------
                                                                      9,713,949
                                                                   ------------
  Green Tree Financial
    Corporation
    Series 1995-7, Class
    B1                         7.35      11/15/26         4,000       4,034,375
                                                                   ------------
  Health Care Receivables
    Securitization Program
    Series 1996-1, Class A     7.20      07/01/00         4,000(a)    4,092,500
                                                                   ------------
  Health & Tennis Master
    Trust
    Series 1995-1              9.73      01/15/01         5,000(a)    5,150,000
                                                                   ------------
  Imexsa Export
    Trust-Senior
    Structured Export
    Certificates
    Series 1996-1             10.13      05/31/03         8,000       8,421,840
                                                                   ------------
  Mexican United States
    Floating Rate Notes        7.56+     08/06/01         3,250(a)    3,257,150
                                                                   ------------
  Santista Export
    Securitization I
    Limited
    Securitized Export
    Notes                      8.09      11/30/06         1,000(a)    1,003,410
                                                                   ------------
  Sears Credit Agreement
    Master Trust
    Series 1996-3, Class A     7.00      07/15/08         5,000       5,185,156
                                                                   ------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1996
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
  Standard Credit Card
    Master Trust
    Series 1995-1, Class A     8.25%     01/07/07      $  5,000   $   5,530,469
                                                                     ----------
  Sterling Jewelers
    Series 1995-1, Class B     8.02      11/02/04         7,880(a)    7,875,075

                                                                     ----------
  The Money Store Home
    Equity Trust
    Series 1996-A, Class
    A7                         7.36      03/15/24         6,000       6,091,875
                                                                     ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost - $82,723,232)                                               83,512,943
                                                                     ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--40.8%
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS--14.7%
  Bellaire Finance, Inc.
    Series 1995-1, Class E    12.74      02/01/08         4,516(a)    4,707,509
                                                                     ----------
  DLJ Mortgage Acceptance
    Corporation
    Series 1995-CF2, Class
    S2, IO                     1.64+     12/17/27        48,300(a)    4,686,609
    Series 1996-CF1, Class
    A1B                        7.58      03/13/28         3,000(a)    3,126,093
                                                                     ----------
                                                                      7,812,702
                                                                     ----------
  Lennar Central Partners
    Limited Partnership
    Series 1994-1, Class D     9.89      09/15/04         4,000(a)    4,066,250
                                                                     ----------
  Lennar U.S. Partners
    Limited Partnership
    Series 1995-1, Class E     9.75      05/15/05         3,500(a)    3,589,687
                                                                     ----------

  Nomura Asset Securities
    Corporation
    Series 1994-MD1, Class
    A3X, IO                    0.40      03/15/18         41,049        801,738
                                                                     ----------
  Paine Webber Mortgage
    Acceptance Corporation
    Series 1995-M2, Class
    C                          6.90      12/01/03          5,000(a)   5,013,281
                                                                     ----------
  Resolution Trust Company
    Series 1992-C8, Class
    B                          8.84      12/25/23          5,000      5,254,687
    Series 1994-N2, Class
    N4                        10.00      12/15/04          5,000(a)   5,000,000
    Series 1994-N2, Class
    5A                        10.63      12/15/04          2,000(a)   2,000,000
                                                                     ----------
                                                                     12,254,687
                                                                     ----------
TOTAL COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $37,879,701)                                               38,245,854

                                                                     ----------
SUBORDINATED COLLATERALIZED MORTGAGE
  OBLIGATIONS--26.1%
  Banco Hipotecario
    Nacional--I Mortgage
    Fund
    Series 1996-1, Class
    A2                         7.36      12/25/01            821(a)     820,615
                                                                     ----------
  Citibank, N.A.
    Series 1986-S, Class 1     9.00      12/25/16          6,442      6,486,366
    Series 1987-A, Class 1     9.00      01/25/17         10,315     10,179,873
    Series 1986-P, Class 1     9.50      10/25/16          5,517      5,788,937
                                                                     ----------
                                                                     22,455,176
                                                                     ----------
  Continental Savings of
    America Finance
    Corporation
    Series 1992-1, Class
    1C                         9.61      09/01/19          1,053        579,260
                                                                     ----------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1996
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) (CONTINUED)
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS--26.1%
  (CONTINUED)
  Countrywide Funding
    Corporation
    Series 1994-2, Class
    B2                         6.50%     02/25/09      $     657    $   249,730
    Series 1993-6, Class
    B2                         6.63      12/25/08            273(a)     103,819
                                                                     ----------

                                                                        353,549
                                                                     ----------
  DLJ Mortgage Acceptance
    Corporation
    Series 1995-T10, Class
    C                         19.16+     09/02/23          3,257(b)   2,443,624
                                                                     ----------
  Fleet Finance Home
    Equity Trust
    Series 1991-1, Class
    G, I/O-ette              542.01+     07/25/21             10(b)      50,000
                                                                     ----------
  GE Capital Mortgage
    Services, Inc.
    Series 1994-2, Class
    B5                         6.00      01/25/09            909(a)     272,629
    Series 1994-10, Class
    M                          6.50      03/25/24          5,827      5,495,659
    Series 1994-17, Class
    B3                         7.00      05/25/24          1,988(a)   1,533,115
    Series 1994-18, Class
    B5                         7.00      08/25/24          1,347(a)     282,810
    Series 1996-2, Class
    B3                         7.00      02/25/26            997(a)     766,543
    Series 1996-3, Class
    B3                         7.00      03/25/26          1,866(a)   1,412,271
    Series 1995-7, Class
    B3                         7.50      09/25/25          2,971(a)   2,360,525
    Series 1996-9, Class
    B5                         7.50      06/25/26          1,353(a)     338,357
                                                                     ----------
                                                                     12,461,909
                                                                     ----------
  Independent National

    Mortgage Corporation
    Series 1995-Q, Class
    B1                         7.50      11/25/25          2,978      2,940,646
                                                                     ----------

  PNC Mortgage Securities
    Corporation
    Series 1996-1, Class
    B5                         7.50      06/25/26            657(a)     385,567
                                                                     ----------

  Prudential Home Mortgage
    Securities Co., Inc.
    Series 1996-5, Class
    B4                         7.25      04/25/26          1,382(a)     795,739
    Series 1996-5, Class
      B1                       7.25      04/25/26          3,455      3,357,923
    Series 1996-5, Class
      B5                       7.25      04/25/26          1,382(a)     331,666
    Series 1996-A, Class
      B1                       7.96+     05/28/26          6,000(a)   4,239,375
                                                                     ----------
                                                                      8,724,703
                                                                     ----------
  Residential Accredit
    Loans, Inc.
    Series 1996-QS3, Class
    B1                         7.75      06/25/26          1,804      1,386,501
                                                                     ----------
  Residential Asset
    Securitization Trust
    Series 1996-A2, Class
    B3                         7.50      06/25/26          1,842      1,758,229
                                                                     ----------
  Residential Funding
    Mortgage Securities,
    Inc.
    Series 1993-S49, Class
    B2                         6.00      12/25/08            271        196,699
    Series 1996-S5, Class
    B1                         6.75      02/25/11            580        502,749
    Series 1996-S8, Class
    B1                         6.75      03/25/11            556        481,114
    Series 1996-S13, Class
    B3                         7.00      05/25/11            387        131,274
    Series 1996-S13, Class
    B2                         7.00      05/25/11            386        287,912
    Series 1994-S13, Class
    M1                         7.00      05/25/24          3,891      3,816,422
    Series 1995-S12, Class
    B2                         7.25      08/25/10            345        261,403
    Series 1996-S17, Class
    B2                         7.25      07/25/11            299        215,453
    Series 1996-S17, Class

    B3                         7.25      07/25/11            299        106,315
    Series 1996-S4, Class
    M2                         7.25      02/25/26          2,110      2,049,616

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1996
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) (CONCLUDED)
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS--26.1%
  (CONCLUDED)
    Series 1995-J1, Class
    3                          7.57+%     06/28/23    $    6,054(a)  $4,061,803
    Series 1996-S23, Class
    B2                         7.75      11/25/26            520        325,012
    Series 1996-S23, Class
    B1                         7.75      11/25/26            699        573,999
    Series 1996-S22, Class
    B1                         8.00      10/25/26          1,059        874,089
                                                                     ----------
                                                                     13,883,860
                                                                     ----------
TOTAL SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $69,736,713)                                               68,243,639
                                                                     ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $107,616,414)                                             106,489,493
                                                                     ----------
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--5.8%
AEROSPACE/SUBSYSTEMS/COMPONENTS--0.2%
  Coltec Industries, Inc.      9.75      04/01/00            500        540,000
                                                                     ----------
ALUMINUM--0.2%
  Easco Corporation           10.00      03/15/01            500        507,500
                                                                     ----------
BEVERAGES--0.2%
  Cott Corporation             9.38      07/01/05            500        510,000
                                                                     ----------
BROADCASTING/CABLE TV--0.5%
  Century Communications
    Corporation                9.50      03/01/05            500        502,500
  Lenfest Communications,
    Inc.                       8.38      11/01/05            500        482,500
  Rogers Cablesystem, Ltd.     9.63      08/01/02            500        523,750
                                                                     ----------
                                                                      1,508,750
                                                                     ----------
BROADCASTING/RADIO--0.2%
  Infinity Broadcasting
    Company                   10.38      03/15/02            500        528,750
                                                                     ----------

BUILDING/CONTRACTING--0.2%
  J. Ray McDermott, S.A.       9.38      07/15/06            500        525,000
                                                                     ----------
CHEMICALS--0.3%
  Buckeye Cellulose
    Corporation                8.50      12/15/05            500        493,750
  ISP Holdings, Inc.           9.00      10/15/03            250(a)     253,750
                                                                     ----------
                                                                        747,500
                                                                     ----------
CONTAINERS/GLASS--0.2%
  Owens-Illinois, Inc.        11.00      12/01/03            500        553,125
                                                                     ----------
CONTAINERS/PAPER--0.2%
  Stone Container
    Corporation               10.75      10/01/02            500        520,000
                                                                     ----------
FOOD SERVING/RESTAURANTS--0.2%
  Apple South, Inc.            9.75      06/01/06            500        497,500
                                                                     ----------
HEALTH CARE CENTERS--0.2%
  Manor Care, Inc.             9.50      11/15/02            500        525,000
                                                                     ----------
HOTELS/MOTELS/INNS--0.3%
  Boyd Gaming Corporation      9.25      10/01/03            250        243,750
  Host Marriott Travel
    Plaza                      9.50      05/15/05            500        510,000
                                                                     ----------
                                                                        753,750
                                                                     ----------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
November 30, 1996
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--5.8% (CONCLUDED)
HOUSEWARES--0.2%
  Ekco Group, Inc.             9.25%     04/01/06       $    500    $   485,000
                                                                     ----------
INDUSTRIAL EQUIPMENT--0.1%
  Idex Corporation             9.75      09/15/02            250        261,875
                                                                     ----------
INSURANCE--0.2%
  Americo Life, Inc.           9.25      06/01/05            500        500,000
                                                                     ----------
MANUFACTURING/SPECIALTIES--0.3%
  Mark IV Industries, Inc.     7.75      04/01/06            750        746,250
                                                                     ----------
METAL/OTHER FABRICATING--0.2%
  Wolverine Tube, Inc.        10.13      09/01/02            500        526,250
                                                                     ----------
PUBLISHING--0.2%
  K-III Communications
    Corporation                8.50      02/01/06            500        487,500
                                                                     ----------
SERVICES--0.1%
  Coinmach Corporation        11.75      11/15/05            250        268,750
                                                                     ----------
SHIPBUILDING--0.1%
  Newport News
    Shipbuilding, Inc.         8.63      12/01/06            250(a)     253,750
                                                                     ----------
STEEL/IRON/STEEL
  MINI-MILL--0.4%
  Northwestern Steel &
    Wire Company               9.50      06/15/01            500        482,500
  Ryerson Tull, Inc.           9.13      07/15/06            500        528,750
                                                                     ----------
                                                                      1,011,250
                                                                     ----------
TELECOMMUNICATIONS--0.1%
  Paging Network, Inc.        11.75      05/15/02            250        269,063
                                                                     ----------
TELECOMMUNICATIONS/MOBILE,
  CELLULAR--0.1%
  Rogers Cantel, Inc.          9.38      06/01/08            250        262,500
                                                                     ----------
TEXTILES/APPAREL MANUFACTURER--0.2%
  Tultex Corporation          10.63      03/15/05            500        537,500

                                                                     ----------
TRANSPORTATION--0.3%
  Moran Transportation
    Company                   11.75      07/15/04            250        268,125
  Viking Star Shipping,
    Inc.                       9.63      07/15/03            500        515,000
                                                                     ----------
                                                                        783,125
                                                                     ----------
UTILITIES/ELECTRIC--0.2%
  California Energy
    Corporation                9.88      06/30/03            500        525,000
                                                                     ----------
UTILITIES/ELECTRIC/OPERATING--0.2%
  El Paso Electric Company     8.90      02/01/06            500        527,500
                                                                     ----------
TOTAL CORPORATE OBLIGATIONS
  (Cost - $14,772,463)                                               15,162,188
                                                                     ----------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
November 30, 1996

                                                                           Principal         Market
                                                Current                      Amount           Value
                                                Coupon       Maturity        (000s)          (Note 2)
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.1%
  Dated 11/29/96, with State Street Bank and
    Trust Company, 5.00%, due 12/2/96;
    proceeds: $261,109; collateralized
    by $265,000 U.S. Treasury Note 6.125%,
    due 3/31/98, value: $269,663
  (Cost - $261,000)                              5.00 %       12/02/96      $     261       $    261,000
                                                                                            ------------
TOTAL INVESTMENTS--141.1%
  (Cost - $363,418,871)                                                                      368,311,546
LIABILITIES IN EXCESS OF OTHER ASSETS--(41.1%)                                              (107,198,132)
                                                                                            ------------
NET ASSETS--100.0%                                                                          $261,113,414
                                                                                            ------------
                                                                                            ------------

--------------------------------------------------------------------------------
   REMIC  Real Estate Mortgage Investment Conduit
     PAC  Planned Amortization Class
       @ Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
       + Variable Rate Security: Coupon rate is rate in effect at November 30, 1996
     (a)  Private Placement
     (b)  Not readily marketable
      IO  Interest Only
I/O-ette  Interest-only security with nominal principal amount
---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $363,418,871) (Note 2)..............   $368,311,546
Receivable for investments sold and other receivables...........      9,013,015
Interest receivable.............................................      4,604,714
Prepaid expenses................................................         16,381
                                                                   ------------
          Total assets..........................................    381,945,656
                                                                   ------------

LIABILITIES:
Bank overdraft..................................................         10,087
Reverse repurchase agreements (Note 6)..........................    108,346,750
Payable for investments purchased...............................     11,957,144
Dividends payable...............................................        146,608
Investment advisory fee payable (Note 3)........................        140,291
Interest payable (Note 6).......................................         65,685
Administration fee payable (Note 3).............................         43,166
Accrued expenses and other liabilities..........................        122,511
                                                                   ------------
          Total liabilities.....................................    120,832,242
                                                                   ------------

NET ASSETS (equivalent to $10.55 per share based on 24,761,615
  shares outstanding)...........................................   $261,113,414
                                                                   ------------
                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 5)..................................   $    247,616
Additional paid-in capital......................................    276,223,947
Undistributed net investment income.............................      2,193,872
Accumulated net realized losses.................................    (22,444,696)
Net unrealized appreciation.....................................      4,892,675
                                                                   ------------
Net assets applicable to capital stock outstanding..............   $261,113,414
                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 2):
  Interest......................................................   $32,288,475
                                                                   -----------
EXPENSES:
  Investment advisory fee (Note 3)..............................     1,654,952
  Administration fee (Note 3)...................................       509,215
  Insurance.....................................................       157,859
  Transfer agency...............................................        77,884
  Custodian.....................................................        74,754
  Audit and tax services........................................        59,900
  Legal.........................................................        21,830
  Directors' fees and expenses..................................        45,000
  Reports to shareholders.......................................        91,401
  Registration fees.............................................        32,340
  Miscellaneous.................................................        18,970
                                                                   -----------
     Total operating expenses...................................     2,744,105
          Interest expense (Note 6).............................     5,967,949
                                                                   -----------
          Total expenses........................................     8,712,054
                                                                   -----------
  Net investment income.........................................    23,576,421
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FUTURES (Notes 2 and 4):
Net realized gains (losses) on:
  Investment transactions.......................................     1,450,438
  Futures transactions..........................................      (435,754)
                                                                   -----------
                                                                     1,014,684
                                                                   -----------
Net change in unrealized appreciation (depreciation) on:
  Investments...................................................    (4,284,363)
  Futures transactions..........................................       249,375
                                                                   -----------
                                                                    (4,034,988)
                                                                   -----------
Net realized and unrealized losses on investments and futures...    (3,020,304)
                                                                   -----------
Net increase in net assets resulting from operations............   $20,556,117
                                                                   -----------
                                                                   -----------
------------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
                                                  For the Year    For the Year
                                                     Ended           Ended
                                                  November 30,    November 30,
                                                      1996            1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income........................   $ 23,576,421    $ 22,765,962
  Net realized gains on investments and
     futures...................................      1,014,684       9,876,509
  Net change in unrealized appreciation
     (depreciation) on investments and futures
     transactions..............................     (4,034,988)     18,096,156
                                                  ------------    ------------
  Net increase in net assets resulting from
     operations................................     20,556,117      50,738,627
                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  (Note 2):
  Net investment income........................    (22,291,630)    (24,681,139)
                                                  ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 5):
  Cost of shares repurchased and retired.......       (173,100)       (243,325)
                                                  ------------    ------------
          Total increase (decrease) in net
            assets.............................     (1,908,613)     25,814,163

NET ASSETS:
Beginning of year..............................    263,022,027     237,207,864
                                                  ------------    ------------
End of year (including undistributed net
  investment income of $2,193,872 and $909,081,
  respectively)................................   $261,113,414    $263,022,027
                                                  ------------    ------------
                                                  ------------    ------------
---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding accretion of $2,146,858).....   $    30,462,279
  Interest expense paid.....................................        (5,967,486)
  Operating expenses paid...................................        (2,758,282)
  Sale of short-term portfolio investments, net.............           708,000
  Purchase of long-term portfolio investments...............      (843,063,763)
  Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       830,875,666
  Net cash used for futures transactions....................          (350,442)
                                                               ---------------
  Net cash provided by operating activities.................         9,905,972
                                                               ---------------
Cash flows used for financing activities:
  Cash used to repurchase and retire Trust shares...........          (173,100)
  Net cash provided by reverse repurchase agreements........        12,554,750
  Cash dividends paid.......................................       (22,298,408)
                                                               ---------------
  Net cash used for financing activities....................        (9,916,758)
                                                               ---------------
Net decrease in cash........................................           (10,786)
Cash at beginning of year...................................               699
                                                               ---------------
Bank overdraft at end of year...............................   $       (10,087)
                                                               ---------------
                                                               ---------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........   $    20,556,117
                                                               ---------------
  Decrease in investments...................................         5,603,845
  Increase in net unrealized depreciation on investments....         4,284,363
  Increase in interest receivable...........................          (207,562)
  Increase in other assets..................................        (6,299,061)
  Decrease in variation margin payable......................          (164,063)
  Decrease in accrued expenses and other liabilities........       (13,867,667)
                                                               ---------------
          Total adjustments.................................       (10,650,145)
                                                               ---------------
Net cash provided by operating activities...................   $     9,905,972
                                                               ---------------
                                                               ---------------
------------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS

                                               For the Year    For the Year    For the Year    For the Year    For the Year
                                                  Ended           Ended           Ended           Ended           Ended
                                               November 30,    November 30,    November 30,    November 30,    November 30,
                                                   1996            1995            1994            1993            1992
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of year........     $  10.61        $   9.56        $  10.59        $  10.87        $  11.50
                                               ------------    ------------    ------------    ------------    ------------
  Net investment income.....................         0.95            0.92            1.07            1.07            1.19
  Net effect of shares repurchased..........           --              --            0.01              --              --
  Net realized and unrealized gains (losses)
    on investments and futures
    transactions............................        (0.11)           1.13           (1.10)          (0.21)          (0.59)
                                               ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net asset value
    from operations.........................         0.84            2.05           (0.02)           0.86            0.60
                                               ------------    ------------    ------------    ------------    ------------
  Dividends to shareholders from net
    investment income.......................        (0.90)          (1.00)          (1.01)          (1.14)          (1.23)
                                               ------------    ------------    ------------    ------------    ------------
  Net asset value, end of year..............     $  10.55        $  10.61        $   9.56        $  10.59        $  10.87
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
  Market price, end of year.................     $  9.375        $   9.00        $   8.50        $ 10.375        $ 11.625
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
  TOTAL INVESTMENT RETURN+..................       14.97%          17.45%           (7.93)%         (0.89)%        10.31%

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTARY DATA:
  Net assets, end of year (000s)............     $261,113        $263,022        $237,208        $263,801        $268,961
  Total operating expenses..................        1.08%           1.07%           1.09%           1.08%           1.04%
  Interest expense..........................        2.34%           2.24%           1.75%           1.50%           1.24%
  Net investment income.....................        9.26%           9.18%          10.63%           9.95%          10.79%
  Portfolio turnover rate...................         227%            320%            234%            395%            390%

------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions.

See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1996
--------------------------------------------------------------------------------

1. THE FUND:

The Hyperion Total Return Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Fund values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased -- When the Fund writes or purchases an option, the amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining the realized gain or loss or the basis of the security. The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts -- The Fund may buy or sell interest rate and Eurodollar futures contracts for the purpose of hedging its portfolio against anticipated interest rate changes. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses by 'marking-to-market' the futures contracts at the end of each day's trading. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1996
--------------------------------------------------------------------------------

rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.


Security Transactions and Investment Income --
Security transactions are recorded on the dates the transactions are executed (the trade dates). Interest income is recorded as earned. Discounts on certain securities are accreted using the effective yield to maturity method. Realized gains and losses are determined on the identified cost basis.

Cash Flow Information -- The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Bank Overdraft' in the Statement of Assets and Liabilities, and does not include short-term investments.

Dividends and Distributions -- The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Repurchase Agreements -- The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the 'Advisor'), is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH
   AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ('Pacholder'). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor will pay, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

On August 4, 1989, the Fund entered into an Administration Agreement with Princeton Administrators, L.P. ('Princeton'), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Princeton, as administrator, performed administrative services necessary for the operation of the Fund, which included maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund paid to Princeton a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets.

On September 17, 1996, the Fund's Board of Directors authorized and directed the Fund to terminate the Administration Agreement with Princeton and retain Hyperion Capital Management, Inc. as the new administrator to the Fund.

On September 19, 1996, the Fund notified Princeton that it was terminating its Administration Agreement with Princeton effective November 30, 1996. Hyperion Capital Management, Inc., as new administrator to the Fund, has assumed all responsibilities previously performed by Princeton. On that date, the Fund entered into a new Administration Agreement with Hyperion Capital Management, Inc. under the same terms and at the same annual rate, 0.20% of the

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1996
--------------------------------------------------------------------------------

Fund's average weekly net assets, as the prior Administration Agreement with Princeton.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1996 were $596,118,320 and $607,784,972, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1996 were $233,081,635 and $216,528,037, respectively. For purposes of this footnote, U.S. Government securities include U.S. Treasury, Federal Home Loan Mortgage Corporation and Government National Mortgage Association securities.

As of November 30, 1996, unrealized appreciation for federal income tax purposes aggregated $4,870,274, of which $8,660,895 related to appreciated securities and $3,790,621 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for federal income tax purposes was $363,441,272. At November 30, 1996, the Fund had a capital loss carryforward of $22,414,206, of which $4,576,305 and $17,837,901 expire in 2000 and 2002, respectively. These will be available to offset like amounts of any future taxable gains.

5. CAPITAL STOCK:


There are 50 million shares of $0.01 par value common stock authorized. Of the 24,761,615 shares outstanding at November 30, 1996, the Advisor owned 8,334 shares. The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 3.7 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value. As of November 30, 1996, 216,700 shares have been repurchased pursuant to this program at a cost of $1,838,964 and at an average discount of 14.44% from its net asset value. For the year ending November 30, 1996, 20,000 shares were repurchased at a cost of $173,100 and at an average discount of 15.59% from its net asset value. All shares repurchased will be retired.

6. BORROWINGS: REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS:

The Fund may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement or dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. The Fund did not enter into any dollar roll agreements during the period. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At November 30, 1996, the Fund had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................    $ 108,474,568
                                       ---------------
Market Value of Assets Sold Under
  Agreements........................    $ 107,735,773
                                       ---------------
Weighted Average Interest Rate......             5.42%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1996, was $111,560,927 at a weighted average interest rate of 5.35%. The maximum amount of reverse repurchase agreements outstanding at any time during the year, exclusive of reverse repurchase agreement interest payable, was $131,654,250 as of April 8, 1996 which was 30.90% of total assets.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1996
--------------------------------------------------------------------------------

7. FINANCIAL INSTRUMENTS:

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There were no open futures contracts at November 30, 1996.

There was no written option activity for the year ended November 30, 1996.

8. SUBSEQUENT EVENTS:

The Fund's Board of Directors declared the following regular monthly dividends:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
 $0.075       12/16/96     12/26/96
 $0.075       12/30/96     01/30/97

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE HYPERION TOTAL RETURN FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Total Return Fund, Inc. as of November 30, 1996, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended November 30, 1996 and 1995 and the financial highlights for each of the years in the five-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. at November 30, 1996, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
January 9, 1997
--------------------------------------------------------------------------------
                                TAX INFORMATION
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 19.7% of the Fund's distributions were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1996. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                               PER SHARE
                           -------------------------------------------------
                              NET       REALIZED   UNREALIZED
                           INVESTMENT     GAIN        GAIN       DIVIDEND/
QUARTERLY PERIOD             INCOME      (LOSS)      (LOSS)     DISTRIBUTION
----------------------------------------------------------------------------
February 28, 1991            $ 0.29      $ 0.01      $ 0.12        $(0.30)
May 31, 1991                   0.32        0.02        0.16         (0.30)
August 31, 1991                0.30       (0.06)       0.26         (0.30)
November 30, 1991              0.33       (0.18)       0.28         (0.20)
February 29, 1992              0.30        0.34        0.59         (0.34)
May 31, 1992                   0.30       (0.35)       0.15         (0.30)
August 31, 1992                0.30       (0.19)       0.29         (0.30)
November 30, 1992              0.29       (0.27)       0.03         (0.29)
February 28, 1993              0.28       (0.11)       0.03         (0.29)
May 31, 1993                   0.28        0.08       (0.19)        (0.38)
August 31, 1993                0.25        0.07        0.16         (0.28)
November 30, 1993              0.26       (0.08)      (0.17)        (0.19)
February 28, 1994              0.26       (0.23)       0.14         (0.35)
May 31, 1994                   0.29       (0.22)      (0.35)        (0.26)
August 31, 1994                0.29       (0.09)       0.03         (0.24)
November 30, 1994              0.23       (0.09)      (0.29)        (0.16)
February 28, 1995              0.23       (0.16)       0.42         (0.35)
May 31, 1995                   0.23        0.18        0.37         (0.22)
August 31, 1995                0.23        0.18       (0.22)        (0.22)
November 30, 1995              0.23        0.21        0.15         (0.21)
February 28, 1996              0.25        0.17       (0.38)        (0.24)
May 31, 1996                   0.25       (0.09)      (0.40)        (0.21)
August 31,1996                 0.23       (0.12)       0.10         (0.23)
November 30, 1996              0.22        0.08        0.52         (0.22)



                            MARKET PRICE              NAV
                           ---------------      ---------------   VOLUME
QUARTERLY PERIOD           HIGH        LOW      HIGH        LOW   (000'S)
----------------------------------------------------------------------------
February 28, 1991          $    11     $ 9 5/8   $10.91   $10.70    3,040
May 31, 1991                    111/4   10 1/8    11.12    10.86    4,287
August 31, 1991                 115/8   10 3/4    11.32    11.06    2,469
November 30, 1991               12      11 3/8    11.50    11.29    2,674
February 29, 1992               12      11        11.46    10.94    4,012
May 31, 1992                    121/4   11 1/8    11.07    10.86    2,843
August 31, 1992                 121/8   11 1/8    11.12    10.91    3,539
November 30, 1992               117/8   11 3/8    11.15    10.76    2,120
February 28, 1993               12      11        10.89    10.77    2,104
May 31, 1993                    12      10 3/4    10.69    10.56    2,349
August 31, 1993                 117/8   10 1/2    10.86    10.62    4,997
November 30, 1993               11       9 7/8    10.81    10.60    3,673
February 28, 1994               107/8   10        10.66    10.48    2,591
May 31, 1994                    105/8    9        10.36     9.85    1,898
August 31, 1994                  91/4    8 1/2     9.98     9.87    2,249
November 30, 1994                87/8    7 5/8     9.81     9.53    2,879
February 28, 1995                87/8    8         9.70     9.40    2,405
May 31, 1995                     9       8 1/2    10.18     9.69    1,565
August 31, 1995                  93/8    8 3/8    10.37    10.04    2,129
November 30, 1995                91/8    8 5/8    10.61    10.23    1,698
February 28, 1996                95/8    9        10.78    10.41    2,217
May 31, 1996                     91/4    8 3/8    10.45     9.99    2,068
August 31,1996                   91/4    8 1/4    10.26     9.83    2,190
November 30, 1996                91/2    8 7/8    10.55    10.01    1,334

--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022-4213
FOR GENERAL INFORMATION ABOUT THE FUND:
(800) HYPERION

SUB-ADVISOR

PACHOLDER ASSOCIATES, INC.
Towers of Kenwood
8044 Montgomery Road
Suite 382
Cincinnati, Ohio 45236

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street

Boston, Massachusetts 02116

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281-1438

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W.
Washington D.C. 20036-5303

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts if, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Lewis S. Ranieri
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director & Senior Vice President

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Louis C. Lucido
Senior Vice President

John N. Dunlevy
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

------------------------------------------------------
                  HYPERION
                    Capital Management, Inc.
------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                     THE HYPERION TOTAL RETURN FUND, INC.
                              520 Madison Avenue
                              New York, NY 10022


                                 ANNUAL REPORT

                               NOVEMBER 30, 1996